Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

FIRST AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT
BY AND BETWEEN
NEWLINK GENETICS CORPORATION, NEWLINK GLOBAL,
GENENTECH, INC. AND F. HOFFMANN-LA ROCHE LTD
OF OCTOBER 16, 2014
This First Amendment to the License And Collaboration Agreement by and between NewLink Genetics Corporation, NewLink Global, Genentech, Inc. and F. Hoffmann-La Roche Ltd of October 16, 2014 (“First Amendment”), entered into as of March 31, 2015 (the “First Amendment Effective Date”), is made by and between NewLink Genetics Corporation, a corporation organized and existing under the laws of Delaware, having its principal place of business at 2503 South Loop Drive, Ames, Iowa 50010 (“NLNK” or “NewLink”), Genentech, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 USA (“GNE”), and F. Hoffmann-La Roche Ltd, a corporation organized and existing under the laws of Switzerland, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”) (GNE and Roche, collectively, “Genentech”).
WHEREAS, the Parties have executed that certain License and Collaboration Agreement by and between the Parties dated October 16, 2014 (the “Agreement”); and
WHEREAS, the Parties wish to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Definitions. All capitalized terms not otherwise defined herein shall have the same definition as in the Agreement.
2.    Section 1.34 Definition of Effective Date. The following sentence is hereby added to the end of Section 1.34 of the Agreement:
The Parties hereby acknowledge and agree that November 14, 2014 is the Effective Date.
3.    Section 1.46 Definition of Genentech Know-How. Section 1.46 of the Agreement is hereby deleted and replaced in its entirety with the following:
1.46    “Genentech Know-How” means all Know-How that is (a) either (i) Controlled by GNE as of the Execution Date or that comes into the Control of GNE or its Sublicensees after the Execution Date and during the term of this Agreement, or (ii) Controlled by Genentech or its Affiliates as of the Execution Date, and (b) reasonably necessary or useful for the Research of any Compound or the Development or Commercialization of any Licensed Product or Subsequent Product.

Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

For clarity, Genentech Know-How (x) shall include Genentech’s interest in any Collaboration Know-How, and (y) expressly excludes any Know-How (i) discovered, developed, conceived or reduced to practice pursuant to the [*] or in the course of activities conducted on Roche Acquired Compounds; or (ii) in-licensed or acquired by Roche or any of its Affiliates (other than GNE).
4.    Section 1.47 Definition of Genentech Patents. Section 1.47 of the Agreement is hereby deleted and replaced in its entirety with the following:
1.47    “Genentech Patents” means any Patent Right that is (a) either (i) Controlled by GNE as of the Execution Date or that comes into the Control of GNE or its Sublicensees after the Execution Date and during the term of this Agreement, or (ii) Controlled by Genentech or its Affiliates as of the Execution Date, and (b) reasonably necessary or useful for the Research of any Compound or the Development or Commercialization of any Licensed Product or Subsequent Product. For clarity, Genentech Patents (x) shall include Genentech’s interest in any Collaboration Patents, and (y) expressly excludes any Patent Rights (i) discovered, developed, conceived or reduced to practice pursuant to the [*] or in the course of activities conducted on Roche Acquired Compounds; or (ii) in-licensed or acquired by Roche or any of its Affiliates (other than GNE).
5.    Section 1.48 Genentech Reversion Technology. Section 1.48 of the Agreement is hereby deleted and replaced in its entirety with the following:
1.48    “Genentech Reversion Technology” means all Know-How and Patent Rights that (a) (i) are Controlled by Genentech or its Affiliates as of the Execution Date or (ii) come into the Control of Genentech, its Affiliates or Sublicensees after the Execution Date and during the term of this Agreement, and (b) [*], and (c) [*].
6.    Section 1.82 Definition of NewLink Know-How. The first seven words of Section 1.82 of the Agreement are hereby deleted and replaced with the following:
“‘NewLink Know-How” means, subject to Section 5.11, all Know-How that is”
7.    Section 1.85 Definition of Next Generation Compound. Section 1.85 of the Agreement is hereby deleted and replaced in its entirety with the following:
1.85    “Next Generation Compound” means any Compound other than NLG919: (a) that is invented, or [*], by or on behalf of NewLink or its Affiliate, whether solely or jointly, as of the Effective Date or thereafter during the Restriction Period (whether or not pursuant to the Next Gen Research Plan); (b) that is invented during the Next Gen Research Term by or on behalf of GNE or a Sublicensee, whether solely or jointly, (and whether or not pursuant to the Next Gen Research Plan); (c) that is the [*] by or on behalf of GNE or a Sublicensee, whether solely or jointly, during the Next Gen Research Term (whether or not pursuant to the Next Gen Research Plan), but excluding any such Compound that is a [*] at the time of such [*]; (d) the composition of matter, manufacture or use of which is Covered by a Valid Claim of

Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

a NewLink Patent or Collaboration Patent; or (e) that is an enantiomer, polymorph, salt form, base, acid, racemate, isomer, diastereomer, tautomer, solvate, hydrate, ester or [*] of a Compound described in (a), (b), (c) or (d) above. For clarity, Next Generation Compounds do not include Compounds that are (x) invented by or on behalf of, or that are the [*] by or on behalf of, either (i) [*] or (ii) [*] in the course of its activities conducted on [*] or otherwise related to [*] or (y) Roche Acquired Compounds as long as, in each case of (x) and (y), such Compound (1) does not [*], (2) is not [*], and (3) was invented, [*], as applicable, without [*].
8.    Section 1.102 Definition of [*]. Section 1.102 of the Agreement is hereby deleted and replaced in its entirety with the following:
1.102    “[*]” means the [*] program that is [*] and that is [*] of the pRED Organization. For clarity, the [*] may include [*] from Third Parties and collaborations [*] with Third Parties.
9.    Section 1.118 Definition of Subsequent Compound. Section 1.118 of the Agreement is hereby deleted and replaced in its entirety with the following:
1.118    “Subsequent Compound” means any Compound, other than NLG919 or a Next Generation Compound: (a) that is invented after the end of the Next Gen Research Term but during the Restriction Period by or on behalf of GNE or a Sublicensee, whether solely or jointly; (b) that is the [*] by or on behalf of GNE or a Sublicensee, whether solely or jointly, that occurs after the end of the Next Gen Research Term but during the Restriction Period, but excluding any such Compound that is a [*] at the time of such [*]; (c) to which [*] such Compound, or an [*] from a Third Party, whether directly or indirectly, during the Restriction Period; or (d) that is an enantiomer, polymorph, salt form, base, acid, racemate, isomer, diastereomer, tautomer, solvate, hydrate, ester or [*] of a Compound described in (a), (b), or (c) above. For clarity, Subsequent Compounds do not include Compounds that are (x) [*], or invented by or on behalf of, or that are the subject of [*] by or on behalf of, either (i) [*] (including through [*] that are not [*]) or (ii) [*] in the course of its activities conducted on [*] or otherwise [*] or (y) Roche Acquired Compounds as long as, in each case of (x) and (y), such Compound (1) does not [*], (2) and [*] are and were not [*] during the Restriction Period, (3) is not [*] above, and (4) was invented, [*], as applicable, without [*].
10.    Section 1.120 Subsequent Product Percentage. Section 1.120 of the Agreement is hereby deleted and replaced in its entirety with the following:
1.120    “Subsequent Product Percentage” means, as applicable and if more than one are applicable, the highest applicable percentage: (a) [*].
11.    Article 1 Definitions. The following definitions are hereby added to the end of Article 1 of the Agreement (without regard to their applicable alphabetical order therein):

Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

1.128    “[*]” means the [*] program that is [*] and that is [*], as between [*]. For clarity, the [*] may include [*] or [*] from Third Parties and collaborations [*].
1.129    “[*]” means the [*] within [*] that are responsible for [*] from [*] or [*]. For clarity, [*] activities of [*] include [*]. [*] activities expressly exclude [*].
1.130    “Incyte” means Incyte Corporation [*].
1.131    “Incyte Agreement” means that certain [*] Agreement by and between Genentech and Incyte dated [*] July 2014.
1.132    “Incyte Collaboration” means the [*] conducted, pursuant to the Incyte Agreement, on the Incyte Compound in combination with Genentech’s [*] known, as of the Execution Date, as [*]. For clarity, the Incyte Collaboration includes any amendment to the Incyte Agreement that is [*].
1.133    “Incyte Compound” means Incyte’s Compound known, as of the Execution Date, as [*].
1.134    “[*]” means a Compound that was [*] pursuant to the [*] without utilizing [*] and for which the [*] has responsibility for [*].
1.135 “Roche Acquired Compound” means a Compound acquired or in-licensed from a Third Party by [*].
1.136 “[*] Compound” means a Compound for which a [*] owns one or more [*] of such Compound [*], wherein [*] (a) does not have [*] such Compound, or [*], under such [*] and (b) has not [*] such Compound or permission [*] such Compound.
1.137    “Third Party Patent Rights” has the meaning set forth in Section 1.136.
12.    Section 2.2(b) Joint Research Committee. The heading and first fifteen words of Section 2.2(b) of the Agreement are hereby deleted and replaced with the following:
“(b)    Diligence, Decision Making. Each Party shall use Commercially Reasonable Efforts to perform its responsibilities under the Next Gen Research Plan”
13.    Section 2.3(a) Responsibilities of the JDT. A new subsection (vi) is hereby added to the end of Section 2.3(a) of the Agreement, as follows:
(vi)    establishing joint subcommittees, as appropriate, to carry out its functions.
14.    Section 2.4. The heading and first five words of Section 2.4 of the Agreement are hereby deleted and replaced with the following:
“2.4    Limitation of Committee Authority. Each Committee shall”
15.    Section 3.1(a) Development and Commercialization License. Clause (iii) of Section 3.1(a) of the Agreement is hereby deleted and replaced in its entirety with the following:

Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

(iii) a non-exclusive, royalty-bearing (solely as set forth in Section 7.4) license (sublicenseable as provided in Section 3.2) under the [*], solely [*] Compounds in the Field in the Territory after the end of the Restriction Period.
16.    Section 3.1(b) Research License. Section 3.1(b) of the Agreement is hereby deleted and replaced in its entirety with the following:
(b)    [*]. NewLink hereby grants to GNE [*] license under the NewLink Technology to [*] for internal research purposes only.
17.    Section 3.3(c) License for NewLink Combination Therapy. Section 3.3(c) of the Agreement is hereby deleted and replaced in its entirety with the following:
i.    License for NewLink Combination Therapy. Subject to Section 2.3 and Section 5.10, during any period in which NewLink is developing a NewLink Combination Therapy, Genentech agrees to grant and hereby grants NewLink a non-exclusive, non-sublicensable (other than to subcontractors), non-transferable license under (i) the Genentech Technology and (ii) the NewLink Technology (to the extent exclusively licensed to Genentech and Roche hereunder), in each case solely to develop such NewLink Combination Therapy in accordance with the Development Plan or Section 5.11.
18.    Section 3.3(e) Excluded Genentech Technology. Section 3.3(e) of the Agreement is hereby deleted and replaced in its entirety with the following:
(e)    Excluded Genentech Technology. The licenses granted to NewLink pursuant to this Section 3.3 do not include (i) any rights for NewLink to develop, sell, offer for sale or otherwise commercialize any [*] or other Active Ingredient of Genentech, its Affiliates or Sublicensees that [*] or (ii) any rights for NewLink to make or have made any [*] or other Active Ingredient of Genentech, its Affiliates or Sublicensees that [*].
19.    Section 3.5(d) Exclusivity. Section 3.5(d) of the Agreement is hereby deleted and replaced in its entirety with the following:
(d)    Subject to Sections 3.5(f) and 3.5(h), during the Restriction Period, GNE shall not [*], provided, however, that (i) after the end of the Next Gen Research Term, [*], (ii) this Section 3.5(d) does not limit in any way the [*] ability to [*], in each case that are not [*]), and (iii) GNE may [*].
20.    Section 3.5(e) Exclusivity. Section 3.5(e) of the Agreement is hereby deleted and replaced in its entirety with the following:
(e)    In recognition of the fact that the obligations of Section 3.5(d) do not apply to Roche or any of its Affiliates (other than GNE), Genentech and its Affiliates agree that:

Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

(i)    [*]; and
        (ii)    [*].
21.    Section 3.5(g) Exclusivity. Section 3.5(g) of the Agreement is hereby deleted and replaced in its entirety with the following:
(g)    Notwithstanding the licenses granted to NewLink in Section 3.3, it is understood and agreed that:
(i) during the Restriction Period, [*]; and
(ii) throughout the Restriction Period, [*]; and
(iii) throughout the Restriction Period, [*];
In the case of each of (i), (ii) and (iii), [*] of any Compound other than (A) [*] in accordance with [*] and (B) [*] being developed in accordance with the Development Plan or Section 5.11.
22.    New Section 3.5(h) Incyte Collaboration. A new Section 3.5(h) is hereby added to the Agreement as follows:
(h)    Incyte Collaboration. NewLink acknowledges that Genentech is a party as of the Execution Date to the Incyte Agreement, and that the obligations of Section 3.5(d) shall not apply to the Incyte Collaboration, provided that Genentech and its Affiliates (i) do not [*] to [*] and (ii) do not [*] in connection with [*].
23.    Section 4.3 Next Gen Research Plan. The following sentence is hereby added to the end of Section 4.3 of the Agreement:
The Parties acknowledge and agree that NewLink shall have no obligation to perform, any Research activities pursuant to the Next Gen Research Plan that would require NewLink to use, or otherwise misappropriate or infringe, any Know-How or Patent Rights that are owned, in-licensed or otherwise controlled by Genentech, its Affiliates or Sublicensees, but are not licensed to NewLink under Section 3.3(a).
24.    Section 4.4 Conduct of Research. The following two sentences are hereby added the end of Section 4.4:
“Prior to or promptly following the Amendment Effective Date, the JRC shall amend the Next Gen Research Plan to include [*] to be communicated to the JRC. Throughout the Next Gen Research Term, GNE shall promptly notify (including via email) NewLink in the event [*].”
25.    Section 5.3(b) Development Plan of NewLink Combination Therapies. Section 5.3(b) of the Agreement is hereby deleted and replaced in its entirety with the following:

Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

(b)    Upon mutual agreement and under the direction of the JDT, the Parties may include a Development Plan for a Licensed Product that contains certain Development activities to be undertaken individually by NewLink or jointly by the Parties for a NewLink Combination Therapy that includes such Licensed Product subject to the decision making provisions within Section 2.3(b); provided, however, that the Parties acknowledge and agree that NewLink shall have no obligation to perform any such Development activities that would require NewLink to use, or otherwise misappropriate or infringe, any Know-How or Patent Rights that are owned, in-licensed or otherwise controlled by Genentech, its Affiliates or Sublicensees, but are not licensed to NewLink under Section 3.3(c).
26.    Section 5.5 Diligence. Section 5.5 of the Agreement is hereby deleted and replaced in its entirety with the following:
5.5    Diligence. Each Party shall use Commercially Reasonable Efforts to conduct the Development activities assigned to it under the Development Plan or Initial Development Plan, as applicable. Without limiting the foregoing, Genentech shall at all times during the Term use Commercially Reasonable Efforts to Develop and obtain Marketing Approval in the U.S., Japan and the Major EU Countries for [*]. Activities by Genentech’s Sublicensees and Affiliates will be considered as Genentech’s activities under this Agreement for purposes of determining whether Genentech has complied with its obligations under this Section 5.5. [*] shall be deemed to satisfy the requirements of this Section 5.5 with respect to Licensed Products [*].
27.    Section 5.7 Development Reports. Section 5.7 of the Agreement is hereby deleted and replaced in its entirety with the following:
5.7    Development Reports. Genentech [*] for the Licensed Products and [*], if any, along with [*] Licensed Products and [*]; provided, however, that [*] are only to the extent relevant to NewLink’s rights under this Agreement relating to [*]. The Parties shall discuss the [*].
28.    Section 10.1 Term. Section 10.1 of the Agreement is hereby deleted and replaced in its entirety with the following:
10.1    Term. The term of this Agreement (the “Term”) shall commence upon the Effective Date and, unless earlier terminated as set forth in Section 10.2 below, continue in full force and effect, on a country-by-country and Licensed Product-by-Licensed Product or Subsequent Product-by-Subsequent Product, as applicable, basis, until there is no remaining royalty payment or other payment obligation of Genentech in such country with respect to such Licensed Product or Subsequent Product, as applicable, at which time this Agreement shall expire with respect to such Licensed Product or Subsequent Product, as applicable, in such country. The Term shall expire on the date this Agreement has expired in its entirety with respect to all Licensed Products and all Subsequent Products in all countries in the Territory.

Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

29.    New Section 14.20 Chugai and/or Foundation Medicine as Affiliate or Sublicensee. The following new Section 14.20 is hereby added to the Agreement as follows:
14.20    Chugai and/or Foundation Medicine as Affiliate or Sublicensee.
In the event that Genentech provides notice (a) pursuant to Section 1.4 electing to add Chugai and/or Foundation Medicine as an Affiliate under this Agreement, or (b) that Chugai and/or Foundation Medicine is a Sublicensee for Development and/or Commercialization rights of Licensed Products, then references to [*] and references to [*] in each case, in all instances occurring in the Agreement.
30. New Section 11.6 Representations, Warranties and Covenants by Genentech. A new Section 11.6 is hereby added to the Agreement as follows:
11.6    Representations, Warranties and Covenants by Genentech.
(a) Genentech represents and warrants to NewLink that as of the First Amendment Effective Date (i) Genentech and its Affiliates, do not [*] pursuant to the Incyte Agreement or any other agreement with Incyte to (1) [*] known, as of the Execution Date, as [*].
(b) Genentech represents and warrants to NewLink that as of the First Amendment Effective Date and throughout the Restriction Period GNE does not [*], pursuant to the Incyte Agreement or any other agreement with Incyte to (1) [*].
(c) Genentech hereby covenants to NewLink that it shall not, and that it shall ensure that its Affiliates and Sublicensees shall not sue or otherwise bring legal action against NewLink or its Affiliates, permitted subcontractors or successors in interest for the use, misappropriation or infringement of any Know-How or Patent Rights that are owned, in-licensed or otherwise controlled by Genentech or its Affiliates, [*]. The foregoing covenant shall survive expiration or termination of this Agreement and shall be enforceable against any successor in interest to Genentech.
31.    Section 14.5 Entry into Indoximod Collaboration. The last sentence of Section 14.5 of the Agreement is hereby deleted and replaced in its entirety with the following:
If Genentech so [*], then [*], subject to [*], and [*].
32.    Parties to the Agreement. Effective as of December 29, 2014, NewLink Global, an exempted company that was organized and existed under the laws of the Cayman Islands, had its principal place of business at Grand Cayman, Cayman Islands, and was a wholly-owned subsidiary of NLNK (“NGC”), merged with and into NLNK (the “Merger”), and the separate corporate existence of NGC ceased. In connection with the Merger, NLNK assumed all of the obligations and duties of NGC. Accordingly, NGC is no longer a party to this Agreement, and all references to “NGC” and “NewLink” in this Agreement shall be deemed to be references to NLNK alone.

Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

33.    Affiliate Definition. Section 1.4 of the Agreement is hereby deleted in its entirety and replaced with the following new Section 1.4:
“1.4    “Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with that Party. For the purpose of this definition only, “control” (including, with correlative meaning, the terms “controlled by” and “under the common control”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether by the ownership of more than fifty percent (50%) of the voting stocking of such Person, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, Chugai Pharmaceutical Co., Ltd, (for purposes of this definition, “Chugai”) and all business entities controlled by Chugai (collectively, “Chugai”) and Foundation Medicine, Inc., and all entities controlled by Foundation Medicine, Inc. (collectively, “Foundation Medicine”), shall not be considered Genentech’s Affiliates, unless and until Genentech elects to include one or more of such business entities as an Affiliate, by providing written notice to NewLink of such election.”
34.    Survival of Agreement Terms. All terms and conditions of the Agreement not modified by this First Amendment shall continue in full force and effect in accordance with their terms. In the event of any conflict between the terms and conditions of this First Amendment and the Agreement, the terms and conditions set forth in this First Amendment shall control with respect to the subject matter hereof.

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Exhibit 10.1
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential         Execution Version

IN WITNESS WHEREOF, each of NewLink Genetics Corporation, Genentech, Inc. and F. Hoffmann-La Roche Ltd, intending to be bound, have caused this First Amendment to be executed as of the First Amendment Effective Date.

NewLink Genetics Corporation By: /s/ Charles Link Name: Charles Link, MD Title: Chief Executive Officer	Genentech, Inc. By: /s/ James Sabry Name: James Sabry Title: Senior VP, Genentech
F. Hoffmann-La Roche Ltd By: /s/ Jōrg Kazenwadell Name: Jōrg Kazenwadell Title: Authorized signatory and By: /s/ ppa Daniela Wālchli Name: Daniela Wālchli Title: Authorized signatory

SIGNATURE PAGE OF THE FIRST AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT BY AND BETWEEN NEWLINK GENETICS CORPORATION, NEWLINK GLOBAL,
GENENTECH, INC. AND F. HOFFMANN-LA ROCHE LTD